Exhibit 77(q)(1)(a)(4)

                                ING EQUITY TRUST
                    Amended Establishment and Designation of
                   Series and Classes of Shares of Beneficial
                       Interest, Par Value $0.01 Per Share

                           Effective: April 29, 2005

The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article V, Sections 5.11 and 5.13 and Article VIII, Section 8.3 of the Amended and Restated Declaration of Trust dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Establishment and Designation of Series and Classes to establish Class I shares for ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, as follows:

A. Paragraph 1 of the Establishment and Designation of Series and Classes, dated January 31, 2005 is hereby amended as follows:

     1. The Funds shall be designated ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund. The Classes thereof shall be designated as follows:

          ING MidCap Value Choice Fund Class A
          ING MidCap Value Choice Fund Class B
          ING MidCap Value Choice Fund Class C
          ING MidCap Value Choice Fund Class I
          ING SmallCap Value Choice Fund Class A
          ING SmallCap Value Choice Fund Class B
          ING SmallCap Value Choice Fund Class C
          ING SmallCap Value Choice Fund Class I

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.


/s/ John V. Boyer
_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee


/s/ J. Michael Earley
_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein
_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


/s/ Patrick W. Kenny
_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee


/s/ Walter H. May
_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee


/s/ Thomas J. McInerney
_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.


                                           /s/ Jock Patton
_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee


                                           /s/ David W.C. Putnam
_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee


                                           /s/ John G. Turner
_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


                                           /s/ Roger B. Vincent
_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee

IN WITNESS WHEREOF, the undersigned have this day signed this Amended Establishment and Designation of Series and Classes.



_________________________________          _________________________________
John V. Boyer, as Trustee                  Jock Patton, as Trustee



_________________________________          _________________________________
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



_________________________________          _________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



_________________________________          _________________________________
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee


                                           /s/ Richard A. Wedemeyer
_________________________________          _________________________________
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



_________________________________
Thomas J. McInerney, as Trustee